Exhibit 10.34

EXECUTION VERSION

AMENDMENT LETTER

TO

LENDERS PARTY TO THE CREDIT AGREEMENT REFERENCED BELOW

November 23, 2020

Reference is made to the Fourth Amended and Restated Credit Agreement (as amended, the “Credit Agreement”) dated as of June 27, 2017, among AMERICAN INTERNATIONAL GROUP, INC. (the “Company”), the subsidiary borrowers party thereto, the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent, and each Several L/C Agent party thereto.  Terms used but not defined herein shall have the meanings provided in the Credit Agreement.

Each Lender is hereby requested by the Company to confirm its agreement that (i) clause (a) of the definition of “Consolidated Net Worth” in the Credit Agreement is amended in its entirety to read “(a) accumulated other comprehensive income (or loss) (adjusted for the Fortitude Re Adjustment Amount)” and (ii)  the following new definition is added in the appropriate alphabetical location: “Fortitude Re Adjustment Amount” means, at any date, the amount (if any) of cumulative unrealized gains and losses related to Fortitude Re’s Funds Withheld Assets (as such term is used in the Company’s most recent financial statement delivered in accordance with Section 5.01) as included in accumulated other comprehensive income (or loss).”.   The undersigned is in agreement with the foregoing.  Please signify your agreement with the foregoing by signing and returning a copy of this Amendment Letter to Jeff Meyers (via pdf email at jmeyers1@milbank.com) at your earliest convenience but not later than 3:00 p.m., New York City time, Friday, November 20th.

Except as expressly modified by this Amendment Letter, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents, and all rights and remedies of the Lenders and the Administrative Agent and all of the obligations of the Loan Parties, shall remain in full force and effect.  From and after the effectiveness of this Amendment Letter, the term “Agreement” (or words of similar import) in the Credit Agreement, and all references to the Credit Agreement in any related document, shall mean the Credit Agreement as modified by this Amendment Letter.  This Amendment Letter shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.  The Company hereby represents and warrants to the Lenders and the Administrative Agent that (i) the representations and warranties of the Company and each Subsidiary Borrower (if any) set forth in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (or, in the case of any such representations and warranties qualified as to materiality, in all respects) on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specified date, as of such specified date) and as if each reference to “this Agreement” included reference to this Agreement Letter (it being agreed that it shall be deemed to be an Event of Default under the Credit Agreement if any of the foregoing representations and warranties shall prove to have been false in any material respect when made) and (ii) at the time of and immediately after giving effect to this Amendment Letter, no Default has occurred and or is continuing.

This Amendment Letter may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment Letter by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment Letter.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment Letter and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided  that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.  “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

This Amendment Letter shall be construed in accordance with and governed by the law of the State of New York.

Please direct any questions of a legal nature to Jeff Meyers at Milbank LLP (jmeyers1@milbank.com, 212-530-5448).  Questions of a business nature should be directed to Sid Lahiri (sid.lahiri@jpmorgan.com) or Sara Montague (sara.montague@jpmorgan.com) of JPMorgan Chase Bank, N.A.

[Signature pages follow]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:       /s/ Karole Dill Barkley

Name: Karole Dill Barkley

Title:   Vice President and Treasurer

AMERICAN INTERNATIONAL GROUP, INC.

By:       /s/ Sabra R. Purtill

Name: Sabra R. Purtill

Title:   Senior Vice President, Deputy CFO, Treasurer, Investor and Rating Agency Relations

SO AGREED:

JPMORGAN CHASE BANK, N.A.

By:   /s/ Karole Dill Barkley

Name: Karole Dill Barkley

Title:   Vice President

SO AGREED:

CITIBANK, N.A.

By:   /s/ Maureen P. Maroney

Name: Maureen P. Maroney

Title:   Vice President

SO AGREED:

BANK OF AMERICA, N.A.

By:   /s/ Chris Choi

Name: Chris Choi

Title:   Director

SO AGREED:

STANDARD CHARTERED BANK

By:   /s/ James Beck

Name: James Beck

Title:   Associate Director

SO AGREED:

U.S. BANK NATIONAL ASSOCIATION

By:   /s/ Andre Liu

Name: Andre Liu

Title:   Vice President

SO AGREED:

NATIONAL AUSTRALIA BANK LIMITED

By:   /s/ Helen Hsu

Name: Helen Hsu

Title:   Director

SO AGREED:

UNICREDIT BANK AG, NEW YORK BRANCH

By:   /s/ Sam Opitz

Name: Sam Opitz

Title:   Director

By:   /s/ Aleksander Borowicz

Name: Aleksander Borowicz

Title:   Director

SO AGREED:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:   /s/ Brooks W. Thropp

Name: Brooks W. Thropp

Title:   Administrative Vice President

SO AGREED:

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:   /s/ Cliodhna Ni Bhraonain

Name: Cliodhna Ni Bhraonain

Title:   Manager

By:   /s/ Keith Hughes

Name: Keith Hughes

Title:   Director

SO AGREED:

ROYAL BANK OF CANADA

By:   /s/ Sergey Skripnichenko

Name: Sergey Skripnichenko

Title:   Authorized Signatory

SO AGREED:

NOMURA CORPORATE FUNDING AMERICAS, LLC.

By:   /s/ Andrew Keith

Name: Andrew Keith

Title:   Executive Director

SO AGREED:

SUMITOMO MITSUI BANKING CORPORATION

By:   /s/ Shane Klein

Name: Shane Klein

Title:   Managing Director

SO AGREED:

BARCLAYS BANK PLC

By:   /s/ Jake Lam

Name: Jake Lam

Title:   Assistant Vice President

SO AGREED:

HSBC BANK USA, N.A.

By:   /s/ Teresa Pereyra

Name: Teresa Pereyra

Title:   Vice President, Financial Institutions Group

SO AGREED:

MIZUHO BANK, LTD.

By:   /s/ Donna DeMagistris

Name: Donna DeMagistris

Title:   Authorized Signatory

SO AGREED:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:   /s/ Cynthia Dioquino

Name: Cynthia Dioquino

Title:   Associate Director

SO AGREED:

WELLS FARGO BANK, N.A.

By:   /s/ Jason Hafener

Name: Jason Hafener

Title:   Managing Director

SO AGREED:

THE BANK OF NOVA SCOTIA

By:   /s/ Sunny Yang

Name: Sunny Yang

Title:   Director

SO AGREED:

MORGAN STANLEY BANK, N.A.

By:   /s/ David White

Name: David White

Title:   Authorized Signatory

SO AGREED:

PNC BANK, NATIONAL ASSOCIATION

By:   /s/ Devin Faddoul

Name: Devin Faddoul

Title:   Assistant Vice President

SO AGREED:

GOLDMAN SACHS BANK USA

By:   /s/ Mahesh Mohan

Name: Mahesh Mohan

Title:   Authorized Signatory

SO AGREED:

CREDIT SUISSE AG, NEW YORK BRANCH

By:   /s/ Doreen Barr

Name: Doreen Barr

Title:   Authorized Signatory

By:   /s/ Andrew Griffin

Name: Andrew Griffin

Title:   Authorized Signatory

SO AGREED:

DEUTSCHE BANK AG NEW YORK BRANCH

By:   /s/ Annie Chung

Name: Annie Chung

Title:   Director

Annie.chung@db.com

+1-212-250-6375

By:   /s/ Ming K. Chu

Name: Ming K. Chu

Title:   Director

Ming.k.chu@db.com

+1-212-250-5451

SO AGREED:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By:   /s/ Brian Crowley

Name: Brian Crowley

Title:   Managing Director

By:   /s/ Miriam Trautmann

Name: Miriam Trautmann

Title:   Senior Vice President

SO AGREED:

THE BANK OF NEW YORK MELLON

By:   /s/ Michael Pensari

Name: Michael Pensari

Title:   Director

SO AGREED:

MUFG BANK, LTD.

By:   /s/ Rajiv Ranjan

Name: Rajiv Ranjan

Title:   Vice President

SO AGREED:

SOCIETE GENERALE

By:   /s/ William Aishton

Name: William Aiston

Title:   Director

SO AGREED:

NATWEST MARKETS PLC

By:   /s/ Sinead Collister

Name: Sinead Collister

Title:   Director

SO AGREED:

NATIXIS, NEW YORK BRANCH

By:   /s/ Kelley T. Hebert

Name: Kelley T. Hebert

Title:   Managing Director

By:   /s/ Eric Li

Name: Eric Li

Title:   Associate

SO AGREED:

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

By:   /s/ Kelley T. Hebert

Name: Kelley T. Hebert

Title:   Managing Director

By:   /s/ Eric Li

Name: Eric Li

Title:   Associate

SO AGREED:

ING BANK N.V.

By:   /s/ D.H. Bleijenberg

Name: D.H. Bleijenberg

Title:   Director

By:   /s/ J.D. Dijkstra

Name: J.D. Dijkstra

Title:   Managing Director

SO AGREED:

BNP PARIBAS

By:   /s/ Marguerite Lebon

Name: Marguerite Lebon

Title:   Vice President

By:   /s/ Joseph Malley

Name: Joseph Malley

Title:   Managing Director

SO AGREED:

STATE STREET BANK AND TRUST COMPANY

By:   /s/ Kimberly R. Costa

Name: Kimberly R. Costa

Title:   Vice President